Exhibit 99.1

 2024 Shareholders’  Meeting  Presented by: Scott Shaw President and CEO  Year Ended December 31, 2023

  SAFE HARBOR STATEMENT   Statements in this presentation regarding Lincoln’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with a change of control of our company or acquisitions; our success in updating and expanding the content of existing programs and developing new programs in a cost-effective manner or on a timely basis; risks associated with changes in applicable federal laws and regulations, including final rules that took effect during 2011 and other pending rulemaking by the U.S. Department of Education; uncertainties regarding our ability to comply with federal laws and regulations regarding the 90/10 rule and cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; the COVID-19 pandemic and its impact on our business and the U.S. and global economics; general economic conditions; and other factors discussed in our annual report on Form 10-K for the year ended December 31, 2023. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in Lincoln’s annual report on Form 10-K for the year ended December 31, 2023. All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

 LINCOLN GRADUATES ARE ESSENTIAL WORKERS  Approximately 90% of our students are pursuing careers that the U.S Department of Homeland Security considers Essential Critical Infrastructure Workers

  DEMAND FOR MIDDLE SKILLS TRAINING   4  Middle-skill jobs, which require education beyond high school but not a four-year degree, make up the largest part of America’s labor market  (Source: U.S. Bureau of Labor Statistics)  Lincoln connects employers with entry level trained professionals from the adult, high school and military sectors  Low Skill  22%  Middle Skill 48%  High Skill 30%  US Job Opening by Skill Level (2022-2032)  Source: U.S. Bureau of Labor Statistics Employment by typical entry-level education

RENAISSANCE OF THE SKILLED TRADES

GROWTH EVEN WITH LOW UNEMPLOYMENT


LINCOLN TECH

THEN

- The education system became designed to send everyone to college
- Society believed that going to college would lead to a better life
- Blue collar jobs became stigmatized

The data clearly shows that going to college is not for everyone.

- Only ~60% graduate in 6 years
- Students cannot repay their debt
- Graduates are in jobs that don't require a degree

NOW

- Today the general public is looking for less expensive, faster ways to start a meaningful career that will provide economic security and personal satisfaction.
- Career Training meets this need
- The stigma has lessened – Essential Workers

LINCOLN TECH

 REVENUE, STARTS & POPULATION: DECEMBER YTD  ($ in Millions)

  FINANCIAL TRENDS 2020-2024E   Excludes Transitional segment  2024 Revenue & Adjusted EBITDA based on mid-point of guidance Refer to appendix for adjusted EBITDA & Revenue Reconciliation

 Employers cannot find enough technically trained employees and with the infrastructure bill passed demand for skilled workers should be even greater  Lincoln is a leading, technical, hands-on educator and trainer serving high demand industries (transportation, skilled trades and healthcare) facing this Skills Gap  Proven ability to grow population and revenue in high and low unemployment markets  Returning to long term significant operating leverage with approximately 40% of incremental revenue dropping to the bottom line.  Strong balance sheet with resources to expand programs and campuses to accelerate growth  Continuing efforts to streamline and standardize operations including moving to a more efficient hybrid learning model, and standardizing curriculum.  Hybrid model is more attractive to students  Skills Gap  Leader  Growth  Profitability  Increasing Efficiency  Balance sheet   INVESTMENT OPPORTUNITY

 SIGNIFICANT OPPORTUNITY FOR ORGANIC GROWTH  BLS DATA FOR ANNUAL NEW HIRES FOR LINCOLN’S TOP PROGRAMS  National figures cited above are based on projected annual job openings which refers to the average annual job openings due to growth and net replacement. This data was compiled from the U.S. Dept. of Labor, Bureau of Labor Statistics, for the years 2022 through 2032, www.careeronestop.org, captured on February 23, 2024. State-specific employment projections can also be found at careeronestop.org.

  LINCOLN TECH   Largest Provider of Automotive and Skilled Trade Graduates in the East  EAST  WEST

 GROWTH STRATEGY

  CAMPUSES ACROSS THE COUNTRY   OPPORTUNITY FOR EXPANSION IN THE SOUTH AND WEST

  STRATEGIC GROWTH PLAN   * 2024 represents the midpoint of guidance  ** New Locations: Atlanta, Houston, Philadelphia (Levittown), and Nashville

  OUR SUPERIOR EDUCATIONAL APPROACH

 GROWING BASE OF INDUSTRY PARTNERS  Positions Lincoln as long-term solutions provider for both entry level technicians and advanced workforce training  Employers appreciate the technical and soft skills of our students  Partners provide validation of the quality of our education  Co-branding opportunities with elite partners helps attract new students  Partners provide better job opportunities for our graduates

COMPLIANCE STATS

- **90/10 Rule:** This rule caps the percentage of revenue that a proprietary institution can receive from federal financial aid sources at 90%; the other 10% of revenue must come from alternative sources. Starting in 2023, the Veteran Affairs benefits are counted as federal financial aid in the numerator.
- **CDR:** It is the percentage of a school's borrowers who enter repayment on certain Federal Family Education Loan (FFEL) Program or William D. Ford Federal Direct Loan (Direct Loan) Program loans during a particular federal fiscal year (FY), October 1st to September 30th, and default or meet other specified conditions prior to the end of the second following fiscal year.
- **Composite Score**: the DOE composite score reflects the overall financial health of an institution. The score can be anywhere along the scale from negative 1.0 to positive 3.0. If an institution receives a score greater than or equal to 1.5, the institution is considered financially responsible.

	FY 2023				FY 2022			
Metrics	Company Overall	New Britain OPEID	Indianapolis OPEID	Iselin OPEID	Company Overall	New Britain OPEID	Indianapolis OPEID	Iselin OPEID
90/10 Actual	81%	83%	79%	84%	74%	75%	71%	80%
90/10 Proforma*					80%	80%	79%	83%
CDR**	0.0%	0.0%	0.0%	0.0%	2.7%	2.9%	2.9%	1.9%
Composite Score	3.0				2.9			

- This data is the annual data submitted to ACCSC for completion and employment rates for programs offered as of July 1, 2023

Total Students Available for Grad.	Total Grads	Completion Percentage	Grads. Available for Employment	Total Employed	Employment Percentage
14,642	10,030	69%	9,787	8,048	82%

* The 2022 proforma represented the 90/10 ratio based on Veteran Affairs benefits included as federal funds in line with the 2023 calculation.
** 2020 cohort reported in FY23, 2019 cohort reported in FY22.

LINCOLN TECH

EXPERIENCED MANAGEMENT TEAM   Chad Nyce  EVP, Chief Innovation Officer (4)  Alexandra Luster EVP, General Counsel &  Secretary (29)  Peter Tahinos SVP of Marketing (9)  Val Thomas  SVP & Chief Information Officer (14)  Stephen Ace  SVP of Human Resources (16)  Susan English  SVP of Career Services & Industry Partners (40)  Francis Giglio  SVP of Compliance and Regulatory (20)  James Rasmussen SVP Admissions (17)  Scott Shaw  President and CEO (23)  Brian Meyers  EVP, CFO & Treasurer (21)

  BOARD OF DIRECTORS   Carlton Rose  Former President, Global Fleet Maintenance & Engineering, UPS; 1981 Lincoln Tech Graduate  Scott M. Shaw President & Chief Executive Officer, Lincoln Educational  Services  Felecia Pryor  Chief Human Resources  Officer, John Deere  Sylvia J. Young  Former President & Chief Executive Officer HCA Continental Division  James J. Burke, Jr. Founder & Managing Partner, JJB Capital Partners LLC  Kevin M. Carney  Former Executive Vice President & Chief Financial Officer, Web.com Group Inc.  John A. Bartholdson Co-Founder & Partner, Juniper Investment Co.  LLC  Dr. Michael A. Plater Former University President, Strayer University

  INVESTMENT MERITS

  Thank You!